UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

B.F. Saul Real Estate Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-7184	52-6053341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(301) 986-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2005, B.F. Saul Real Estate Investment Trust (the “Trust”) amended and restated two agreements with affiliates relating to management of the Trust and its activities, adopted a Development Agreement with an affiliate and adopted a new form Commercial Asset Management and Leasing Agreement with another affiliate. B.F. Saul Company (“Saul Company”) is the holder of greater than 50% of each of the Trust’s outstanding common and preferred shares. B.F. Saul Advisory Company, L.L.C. (the “Advisor”) and B.F. Saul Property Company (“Property Company”) are wholly-owned subsidiaries of Saul Company. All of the senior officers of the Trust and a majority of the trustees of the Trust are also officers and/or directors of one or more of Saul Company, the Advisor and Property Company.

The Trust’s Amended and Restated Advisory Contract, as amended, with the Advisor has been amended and restated. The Advisor’s rights and obligations under the agreement were assigned to Saul Company. Under the new Amended and Restated Advisory Contract, Saul Company is to perform general management functions for the Trust and will be paid a fixed monthly fee subject to annual review by the Trust and Saul Company. Commencing October 1, 2005, the monthly fee shall be $503,000. The new Amended and Restated Advisory Contract remains in force until September 30, 2006 and continues thereafter from year to year unless cancelled by either party at the end of any contact year, upon written notice given at least sixty (60) days prior to the end of any such contract year. Certain of the Trust’s loan agreements prohibit termination of this contract.

The Trust’s Note Administration Fee Agreement, under which the Trust compensates the Advisor for its costs in administering the Trust’s ongoing offering of publicly offered unsecured notes, has been amended and restated. The Advisor’s rights and obligations under the agreement were assigned to Saul Company. The Amended and Restated Note Administration Fee Agreement features a revised fee structure under which the Trust will pay Saul Company fees equal to 2% of the principal amount of notes as they are issued, in any calendar month in which notes are issued, or, alternatively, $7,500 in any calendar month in which no notes are issued. The revised fee structure becomes effective November 1, 2005. The Amended and Restated Note Administration Fee Agreement remains in force until September 30, 2006 and continues thereafter from year to year unless cancelled by either party at the end of any contact year, upon written notice given at least three (3) months prior to the end of any such contract year. The fee is required to be reviewed at least annually by the parties to the agreement to insure that it is fair and reasonable to both the Trust and Saul Company.

In addition, the Trust and Property Company adopted a revised form of Commercial Asset Management and Leasing Agreement for use with respect to properties owned or to be acquired by the Trust or its subsidiaries. Under the revised form of agreement, Property Company will manage and lease the property subject to the agreement and will receive a fixed management fee equal to the greater of 5% of monthly gross collections relating to the property or $5,000 per month, with additional amounts payable for supervision of any construction by the property owner or the tenant. Property Company will also receive leasing fees determined on a sliding scale depending on whether Property Company is the exclusive broker with respect to the property or uses a co-broker or leasing agent. The maximum leasing fee payable is 5% of monthly rent collections. Additional charges are applicable for services beyond the scope of the basic agreement. Each Commercial Asset Management and Leasing Agreement will remain in force for a one-year term following execution and will continue thereafter from year to year unless cancelled by either party upon at least sixty (60) days written notice or, if there is a material breach of the agreement, by the non-breaching party upon ten (10) days written notice, subject to the right of Property Company to cure the breach.

The Trust also entered into a Development Agreement, which, in part, memorializes existing arrangements, with Property Company under which Property Company will be responsible for (i) management and maintenance of selected Trust properties that are unimproved land, (ii) development and construction of specified properties of the Trust and (iii) acting as leasing agent for properties being developed. Under the agreement, Property Company will receive a monthly fee of 8% of development costs with respect to development projects. Property Company will also receive leasing fees determined on a sliding scale depending on whether Property Company is the exclusive broker with respect to the property or uses a co-broker or leasing agent. The maximum leasing fee payable is 5% of monthly rent collections. Additional charges are applicable for services beyond the scope of the basic agreement. The Development Agreement will remain in force for a one-year term following execution and will continue thereafter from year to year unless (a) cancelled by either party (with regard to one or more development projects) upon at least sixty (60) days written notice, (b) cancelled by the non-defaulting party upon ten (10) days written notice if there is an event of default under the agreement, (c) cancelled by the Trust immediately in the event of fraud or willful misconduct by Property Company that results in material harm to the Trust or the development projects and cannot be cured, or (d) terminated (with respect to any project) by the sale of the Trust’s interest in the project.

Item 9.01. Financial Statements and Exhibits

Exhibit No.		Description
10.	(a)	Amended and Restated Advisory Contract dated as of October 1, 2005 by and among the Trust, B.F. Saul Company and B.F. Saul Advisory Company, L.L.C.

	(c)	Form of Commercial Asset Management and Leasing Agreement between the Trust and B.F. Saul Property Company

	(n)	Amended and Restated Note Administration Fee Agreement dated as of October 1, 2005, between the Trust, B.F. Saul Company and B.F. Saul Advisory Company, L.L.C.

	(o)	Development Agreement dated as of October 1, 2005 between the Trust and B.F. Saul Property Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B.F. SAUL REAL ESTATE INVESTMENT TRUST

By:	/s/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	Senior Vice President and Secretary

Dated: September 30, 2005

EXHIBIT INDEX

Exhibit No.		Description
10.	(a)	Amended and Restated Advisory Contract dated as of October 1, 2005 by and among the Trust, B.F. Saul Company and B.F. Saul Advisory Company, L.L.C.

	(c)	Form of Commercial Asset Management and Leasing Agreement between the Trust and B.F. Saul Property Company

	(n)	Amended and Restated Note Administration Fee Agreement dated as of October 1, 2005, between the Trust, B.F. Saul Company and B.F. Saul Advisory Company, L.L.C.

	(o)	Development Agreement dated as of October 1, 2005 between the Trust and B.F. Saul Property Company